As Filed with the Securities and Exchange Commission on May 6, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 27, 2004

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(800) 299-2265
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

           By action dated April 27, 2004, a Committee previously appointed by the Board of Directors of the Registrant approved the public offering of an aggregate principal amount of €1,000,000,000 of the Registrant's 4¾% Fixed/Floating Rate Callable Subordinated Notes, due 2019 (the "Notes"), to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of the Committee are included as Exhibit 99.1 hereto.

          On April 27, 2004, the Registrant entered into an underwriting agreement with the various Underwriters (the "Underwriting Agreement") for the Notes. The terms of the offering and the Notes are described in the Registrant's Prospectus dated April 14, 2004 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Global Prospectus Supplement dated April 27, 2004. The Underwriting Agreement is included as Exhibit 1.1 hereto.

         The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-112708, as amended ("Registration No. 333-112708"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. Registration No. 333-112708 registered up to $30,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated April 27, 2004 with respect to the offering of the 4¾% Fixed/Floating Rate Callable Subordinated Notes, due 2019
4.1	Form of 4¾% Fixed/Floating Rate Callable Subordinated Note, due 2019
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 4¾% Fixed/Floating Rate Callable Subordinated Notes, due 2019
99.1	Resolutions dated April 27, 2004 of a Committee of the Board of Directors with respect to the terms of the offering of the 4¾% Fixed/Floating Rate Callable Subordinated Notes, due 2019
99.2	News Release disseminated on April 27, 2004 regarding the sale of the 4¾% Fixed/Floating Rate Callable Subordinated Notes, due 2019

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BANK OF AMERICA CORPORATION

                                                                                By: /s/ TERESA M. BRENNER
                                                                                           TERESA M. BRENNER
                                                                                           Associate General Counsel

Dated: May 6, 2004

INDEX TO EXHIBITS
EXHIBIT NO.
1.1	Underwriting Agreement dated April 27, 2004 with respect to the offering of the 4¾% Fixed/Floating Rate Callable Subordinated Notes, due 2019
4.1	Form of 4¾% Fixed/Floating Rate Callable Subordinated Note, due 2019
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 4¾% Fixed/Floating Rate Callable Subordinated Notes, due 2019
99.1	Resolutions dated April 27, 2004 of a Committee of the Board of Directors with respect to the terms of the offering of the 4¾% Fixed/Floating Rate Callable Subordinated Notes, due 2019
99.2	News Release disseminated on April 27, 2004 regarding the sale of the 4¾% Fixed/Floating Rate Callable Subordinated Notes, due 2019